UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

(formerly Millennium India Acquisition Company Inc.)

301 Winding Road

Old Bethpage, NY 11804

March 14, 2017

Dear Fellow Shareholder:

As previously described, Millennium Investment & Acquisition Company Inc. (“MIAC” or “we”) has embarked on a new direction and during 2015 and 2016 we continued to make progress.

As previously disclosed, on June 11, 2015, we completed the acquisition of an activated carbon plant in Kawaihae, Hawaii for $1.28 million. The acquisition price is a small fraction of the more than $44 million originally invested in the plant from 2009 to 2012. Despite commencing operations in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012 and its owner filed for bankruptcy. MIAC acquired the facility out of bankruptcy and is in the early stages of upgrading the plant in order to establish full commercial operation and profitability. MIAC believes this acquisition is a compelling opportunity that should generate an attractive return on investment. We currently anticipate commencing trial runs of the plant during the first part of 2017 and look forward to reporting on our progress.

We also continue to strategically evaluate the realization of value from our investment in SMC Global. During 2015 we completed the sale of approximately 1.1 million shares of SMC Global for which we received approximately $2.1 million. During 2016, we completed the sale of 900,000 shares of SMC Global for which we received approximately $1.1 million which is approximately $1.23 per SMC Global share. As of December 31, 2016 MIAC holds 12,704,690 shares of SMC Global which represents an approximately 11.2% ownership of SMC Global . In addition, as previously disclosed, we have entered into a Right to Sell agreement pursuant to which MIAC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing April 1, 2016,and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. SMC Global has notified MIAC that it is pursuing an Initial Public Offering in the United States and has indicated that it is targeting completion of its offering and listing during the second quarter of 2017.

I remain enthusiastic about the opportunities to create shareholder value for MIAC and I look forward to a prosperous year. As part of this, I have continued to acquire stock in MIAC as a demonstration of my confidence in our plans.

Very truly yours,

David H. Lesser

Chairman and CEO

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

	Shares	Value
India -- 28.85% Financials -- 28.85% Private placement - 28.85% SMC Global Securities LTD (cost $37,379,593)	12,704,690	$7,387,401

United States -- 62.40% Materials -- 59.99% Millennium HI Carbon, LLC (cost $2,771,836)	N/A	15,361,339

Renewable Energy -- 2.41% Solar Farm Construction Loan (cost $617,593)	N/A	617,593

Total Investments -- 91.25% (Cost $40,769,022)		$23,366,333

Cash and other assets, less liabilities -- 8.81%		2,240,345

NET ASSETS - 100.00%		$25,606,678

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Assets:
Investments, at fair value (Cost $40,769,022)	$23,366,333
Cash	2,586,617
Prepaid expenses and other assets	23,614
Total Assets	25,976,564

Liabilities:
Accrued expenses and other payables	82,024
Deferred Rent	287,862
Total Liabilities	369,886

Net Assets	$25,606,678

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 share authorized, no shares issued	$-
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(26,794,443)
Net Assets	$25,606,678

Net Asset Value Per Share:
Net assets	$25,606,678

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$2.34

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

Investment Income:
Dividend income	$138,360
Interest Income	47,458
Other income	126,839
Total Income	312,657

Operating Expenses:
Franchise tax	22,052
Insurance expense	42,079
Miscellaneous expenses	5,503
Officer expense	240,000
Trustee fees	12,000
Rent expense	10,575
Public company expenses	54,339
Total Operating Expenses	386,548

Net Investment Income	(73,891)

Realized and Unrealized Gain on Investments:
Net change in unrealized loss on investments	2,124,646
Net realized loss on investment	(1,541,509)
Net Realized and Unrealized Gain on Investments:	583,137

Net Increase in Net Assets Resulting From Operations	$509,246

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Operations:
Net investment (loss) income	$(73,891)	$(99,281)
Net change in unrealized loss on investments	2,124,646	16,211,274
Net realized loss on investment	(1,541,509)	(1,189,620)
Net Increase in Net Assets Resulting from Operations	509,246	14,922,373

Capital Transactions:
Proceeds from issuance of Common Stock	-	1,342,310

Net Assets:
Beginning of year	25,097,430	8,832,747
End of period*	$25,606,678	$25,097,430

* Millennium Investment & Acquisition Company Inc. does not have any undistributed net investment income.

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$509,246

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Unrealized loss on private placement	523,324
Investment in Millennium HI Carbon, LLC	(1,080,118)
Changes in operating Assets and Liabilities:
Prepaid expenses and other assets	24,015
Accrued expenses and other payables	(92,537)
Solar construction loan	(1,000,000)
Solar construction loan - accrued interest	(47,007)
Solar construction loan - repayment	429,414
Deferred rent	184,800
Net Cash Provided by Operating Activities	(548,863)

Net increase in cash for the year	$(548,863)

CASH:
Cash at beginning of year	3,135,480
Cash at end of period	$2,586,617

See accompanying notes which are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	For the Year Ended December 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$2.29	$1.07	$0.91	$2.72	$2.64
Income (Loss) from Investment Operations:
Net investment (loss) income*	(0.01)	(0.01)	0.03	0.09	(0.02)
Net realized and unrealized gain (loss)*	0.05	1.04	0.13	(1.90)	0.10
Total from investment operations	0.05	1.03	0.16	(1.81)	0.08

Net Asset Value, End of Period	$2.34	$2.29	$1.07	$0.91	$2.72

Market Value, End of Period	$0.82	$0.58	$0.62	$1.14	$0.75

Total Return	41.38%	-6.45%	-45.61%	52.00%	11.94%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$25,607	$25,097	$8,833	$7,485	$22,380
Ratio of operating expenses to average net assets	1.51%	1.90%	4.91%	3.69%	3.68%
Ratio of net investment gain (loss) to average net assets	2.28%	-0.59%	6.23%	7.40%	-0.66%
Portfolio Turnover Rate	2.0%	25.6%	0%	0%	0%

* Calculated based on average shares outstanding

** Unaudited

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2016

1.        ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MIAC” or the “Company”), formerly Millennium India & Acquisition Company, Inc., was incorporated in Delaware on March 15, 2006, for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India. In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company. As a result investing substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MIAC’s interest in the SMC Group was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, Sanlam, a South African based investment management company, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MIAC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MIAC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company sold 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to approximately 13%. On November 20, 2015, the Company sold an additional 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to 13,604,690 shares. As previously disclosed, MIAC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MIAC will have a right to sell 100,000 shares of SMC Global back to the “promoter group” on the first day of each month commencing April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell agreement, during 2016, MIAC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. As of December 31, 2016 MIAC holds 12,704,690 shares of SMC Global which represents an approximately 11.2% ownership of SMC Global (See Note 3).

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On October 3, 2013, MIAC announced that public efforts by MIAC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MIAC’s Board of Directors with a new director slate resulted in the delivery to MIAC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MIAC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, MIAC’s Chief Executive Officer (“CEO”) and Chairman.

On March 4, 2014, the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. The Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

Effective June 11, 2014, the Company completed a corporate reorganization under the laws and procedures of Delaware which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the Company’s Board voted to abandon the former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board affected the change of name to remove reference to India in compliance with the Act and the rules thereunder.

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements

(a)	Valuation of Investments in Securities

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined by the Company’s Board pursuant to procedures approved by the Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in accordance with the valuation procedures approved by the Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

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Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company has a significant investment in stock ownership of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange. The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC Global; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12); the market value of any unrestricted securities of the same class; (13) the availability of registration rights; (14) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (15) the characteristics of the market in which the securities are purchased and sold; (16) the market value of similar securities of the same issuer or comparable companies; (17) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (18) changes in interest rates; (19) observations from financial institutions; (20) government (U.S. or non-U.S.) actions or pronouncements; (21) other news events; (22) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (23) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

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In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2016.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total
Private Placement - SMC	$-	$-	$7,387,401	$7,387,401
Private Placement - Solar Loan			$617,593	$617,593
Materials	$-	$-	$15,361,339	$15,361,339
Total	$-	$-	$23,366,333	$23,366,333

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended December 31, 2016. It is the Company’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting year.

The following is a reconciliation of assets in which significant unobservable (Level 3) were used in determining fair value:

	Private	Millennium
	Placement	HI Carbon	Total
Beginning balance	$7,910,724	$14,281,222	$22,191,946
Investment in Millennium HI Carbon, LLC	-	1,080,117	1,080,117
Investment in private placement (net) - solar loan	617,593	-	617,593
Change in unrealized (loss) on investment	(523,323)	-	-523,323
Ending Balance	$8,004,994	$15,361,339	$23,366,333

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

As of June 30, 2013, MIAC valued its investment in SMC Global at $21,804,829 ($1.37 per SMC share). As described in MIAC’s annual report to shareholders for the year ended December 31, 2013, the new management of MIAC appointed in October 2013 reviewed the valuation methodology and conclusions used by MIAC previously to value its SMC Global holding, and established a new valuation for that holding of $6,500,000 ($0.41 per SMC share). The principal change in valuation approach between the old valuation and the new was the re-weighting certain valuation metrics. The new management gave a greater weighting to the valuation of the investment based on a Multiple of Net Income, and gave zero weight to the use of a prior transaction in SMC Global stock that MIAC’s new management did not deem relevant for purposes of establishing a current valuation.

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As of December 31, 2014, MIAC valued its investment in SMC Global at approximately $7,616,000 ($0.52 per SMC share). The increase in valuation is attributable primarily to improved earnings at SMC Global, offset by reducing to zero the weight given to the use of a Multiple of Revenue as a valuation metric.

As of December 31, 2015, MIAC valued its investment in SMC Global at approximately $7,920,000 ($0.58 per SMC share). The valuation of SMC Global stock was increased in February 2015 based on a review of improved financial performance relative to prior periods. The valuation has not been adjusted (on a per share basis) since that time.

As of December 31, 2016, MIAC valued its investment in SMC Global at approximately $7,390,000 ($0.581 per SMC share). The Company will consider the re-valuation of its position in SMC Global as facts warrant.

(b)	Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c)	Cash

The Company maintains a cash account at financial institutions, which are federally insured up to $250,000. At various times during the year, the account balance may have exceeded the insured limit. The Company mitigates this risk by regularly monitoring the financial stability of the financial institution.

(d)	Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its investments and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(e)	Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

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The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2016, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended December 31, 2016, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(f)	Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

2.	ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board approved compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month. On April 12, 2016 the Board approved a bonus for David Lesser in the amount of 120,000.

(b)	Gemini Fund Services (“GFS”) formerly provided administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement. GFS deferred certain of its fees and as of December 31, 2014, approximately $127,000 of such fees were accrued. During 2015 the Company commenced internalizing administrative, accounting and reporting functions and did not accrue additional fees to Gemini. Effective February 10, 2016 the Company terminated its agreement with GFS and settled the outstanding amount owed by paying $80,000 which is approximately $47,000 less than what the Company had accrued on its books.

Transactions with Affiliates

(a)	Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the Company, David Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of Millennium Investment & Acquisition Company and Millennium HI Carbon LLC. During 2016, the total amount paid to such affiliate of David Lesser was $6,000.

(b)	The Company has engaged Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. The spouse of the Company’s CEO is a partner at MoCo. During the year ended December 31, 2016, the Company paid $0 in legal fees to MoCo.

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3.       INVESTMENT TRANSACTIONS

Private Placement

As previously disclosed, MIAC negotiated a right to sell 1,131,345 shares of SMC Global back to the “promoter group” at a price of 125 Indian Rupees per share in the event SMC Global did not complete a public offering and a listing on a primary exchange in India by March 31, 2015. On April 1, 2015, MIAC exercised its right and on November 19, 2015 MIAC closed on this contemplated sale and received proceeds of $2,139,011 ($0.20 per MIAC share). After completion of the sale, MIAC held 13,604,690 shares of SMC Global which represents approximately 12% of the outstanding shares of SMC Global.

As previously disclosed, MIAC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MIAC will have a right to sell 100,000 shares of SMC back to the “promoter group” on the first day of each month commencing with April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to this Right to Sell, during 2016, MIAC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. As of December 31, 2016 MIAC holds 12,704,690 shares of SMC Global which represents an approximately 11.2% ownership of SMC Global

In addition, MIAC has entered into a Consulting Agreement with SMC and received an initial payment of approximately $85,000 in 2015 related thereto and received approximately $80,000 in 2016.

As previously disclosed, on October 20, 2014, SMC Global publicly filed a Draft Red Herring Prospectus (“DRHP”) with the Indian securities regulatory authority (“SEBI”), in anticipation of conducting a Further Public Offering (“FPO”) of its shares and a listing of its shares on India’s principal stock exchanges, the Bombay Stock Exchange and the National Stock Exchange of India. On April 8, 2015, SMC was notified that it has cleared the SEBI regulatory process for the FPO and is now in the Red Herring Prospectus stage in anticipation of the FPO. The FPO contemplates the sale of approximately $20 million (as converted to U.S. Dollars) of new shares of SMC Global. MIAC has negotiated the right to participate in the FPO by selling up to approximately $3 million (as converted to U.S. Dollars) of its SMC shares as part of the FPO. MIAC believes that it has complied with all requirements to participate as a selling shareholder in the FPO. There can be no assurance as to when or if the FPO will occur. In addition, there can be no assurance as to what the ultimate price per share will be, if the FPO occurs.

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SMC Global has notified MIAC that it is exploring an initial public offering (“IPO”) and listing in the United States as an alternative to its offering and listing in India. There can be no assurance as to when or if the IPO will occur. The current estimate provided by SMC Global to MIAC with respect to timing targets a completion of the IPO in or about the second quarter of 2017. In addition, there can be no assurance as to what the ultimate price per share will be, if the IPO occurs.

Millennium HI Carbon, LLC

On June 11, 2015, the Company, through a wholly owned subsidiary, Millennium HI Carbon, LLC (“MHC”) completed the acquisition of an activated carbon plant in Kawaihae, Hawaii for $1.28 million. Despite previously commencing operations under its former ownership in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012 and the previous owner filed for bankruptcy. MIAC is in the process of upgrading the plant and establishing full commercial operations.

When operating, the plant will process a waste stream of macadamia nut shells into a special form of activated carbon (“AC”). AC has many small pores, which give the substance an extremely large surface area. The plant consists of 13 acres of land leased from the Department of Hawaiian Home Lands (“DHHL”), the existing equipment, and approximately 24,000 tons of macadamia nut shells, which represent more than a 2-year supply. AC’s large surface area and complex network of pores provide benefits in a variety of chemical processes including filtration, purification, and energy storage. The plant is designed to produce a premium-grade AC with characteristics that are particularly attractive for energy storage applications and that should command a price premium relative to commodity-grade AC. In particular, the AC produced by the plant should be of value in the manufacture of ultra-capacitors, an advanced alternative to traditional batteries for electricity storage. There are also other emerging applications for premium-grade AC, such as natural gas storage, that present additional growth opportunities. The plant is proximate to the port of Kawaihae, which will facilitate AC transportation.

MIAC is developing a capital plan for returning the plant to commercial operation and profitability and currently anticipates that between $8 and $12 million of additional investment will be required to upgrade the plant, provide working capital, and cover contingencies until stabilized commercial operation is achieved. MIAC is currently exploring a potential debt financing and has received an appraisal that estimates the “as-is and in-place” fair market value of the asset to be approximately $13.9 million as of March 28, 2015. This valuation was primarily based on an estimate of the asset values of all of the assets that were acquired by MHC and adjusting for in place work and remaining work to complete elements of the plant.

As part of preparing its financial statements as of December 31, 2016, the Company performed a review of the valuation of its investment in MHC. The review included updating the valuation estimates provided by the appraisal (described above). In addition, MIAC performed a valuation based on a discounted cash flow analysis of the investment (the “DCF”). Since the DCF valuation supported a higher valuation than the build-up of the individual asset values, the Company elected to use build up of the individual asset values in establishing its valuation. The valuation at December 31, 2016 reflects additional value created since the acquisition date based on capitalizing the cost of the work that has been performed at the site. The value of the MHC investment at December 31, 2016 is approximately $15.4 million.

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Achieving full-scale commercial operation may take several years after which the plant should generate an attractive return on its invested capital. There can be no assurance as to how much capital or how long this process will take or what the ultimate stabilized cash flow, if any, from the project will be. MIAC believes that purchasing the plant at a substantial discount to the capital investment made by the original developer increases the likelihood of generating attractive rates of return. In addition, as part of the acquisition and bankruptcy process, MIAC amended the terms of the ground lease with DHHL to reduce the annual rental amount, defer the rent for the first two years, and eliminate other historical liabilities, which should further enhance MIAC’s likelihood of success. There can be no assurance that the investment in the plant will generate an attractive return on MIAC’s invested capital.

Solar Farm Financing

As previously disclosed, on September 30, 2016, MIAC agreed to provide construction financing to a community solar farm being developed in upstate New York. The solar farm will comprise 500 kW of solar panels on approximately 2.5 acres of land and is the expansion of a similarly sized solar farm on an adjacent property. MIAC provided $1,000,000 in total financing during construction based on achieving certain milestones. As of December 31, 2016, the solar farm was substantially complete. During 2016 the borrower repaid $429,414 of the construction loan. As of December 31, 2016 MIAC accrued approximately $47,000 of interest on the loan. The financing matures on July 1, 2017 and has expected total income to MIAC of $140,000.

4.       INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2016, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share	% of Net Assets
SMC Global Securities LTD	January 21,2008	13,604,690	40,027,563	$2.94	7,910,724	0.581	31.52%

Sale on 4/19/16		(100,000)	(294,219)	$2.94
Sale on 5 6 16		(200,000)	(588,438)	$2.94
Sale on 8 14 16		(300,000)	(882,657)	$2.94
Sale on 11 25 16		(300,000)	(882,657)	$2.94
		4554
Total 12/31/16		12,704,690	37,379,593	$2.94	7,387,401	0.581	28.84%

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5. INCOME TAXES

The provision for income taxes is comprised of the following for the year ended December 31, 2016:

The provision for income taxes consists of the following:	December 31, 2016
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred
Federal	(547,750)
State and Local	-
Total Deferred Tax Expense (Benefit)	(547,750)
Less Valuation allowance adjustment	547,750

Total Tax Expense (Benefit)	$-

At December 31, 2016, the Company had total net operating and capital loss carry forwards of approximately $11.7 million for federal income tax purposes available to offset future taxable income as follows. The loss carry forwards can be carried forward 20 years and will expire at various dates ranging from 2018 through 2035.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2016
Deferred Tax Assets
Net unrealized loss on investments	$10,497,267
Net loss carry-forwards	1,184750
Total Deferred Tax Assets	11,682,017
Less: Valuation Allowance	(11,682,017)
Net Deferred Taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2016
Tax at Federal Statutory Rate	35.0%
Change in Valuation Allowance	(35.0)%
Provision for Taxes	0.0%

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2016.

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2016. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2011 to 2016 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

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6. COMMON STOCK

In November 2013 the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the twelve months ended December 31, 2016.

American Stock Transfer & Trust Company, LLC, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8. SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

As of the date of filing, a total of $124,364 was repaid on the Solar Loan during 2017.

On February 14, 2017, MIAC completed the sale of 250,000 shares of SMC for total proceeds of approximately $302,000.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Millennium Investment & Acquisition Company Inc.:

We have audited the accompanying statement of assets, liabilities and net assets of Millennium Investment & Acquisition Company, Inc. (the “Company”), including the portfolio of investments, as of December 31, 2016, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Millennium Investment & Acquisition Company, Inc. as of December 31, 2016, the results of its operations, changes in net assets, cash flows, and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ BDO USA, LLP

New York, NY March 14, 2017

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(d) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the registrant’s Code of Ethics is filed as an exhibit pursuant to Item 12(a)(1).

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Item 3. Audit committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the fund has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Dionisio D’Aquilar. Mr. D’Aquilar is independent as defined in form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Effective February 26, 2016, the registrant engaged BDO USA, LLP as the registrant’s principal accountant. Aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant are as follows:

	2016	2015
(a) Audit Fees (1)	$40,000	34,000
(b) Audit-Related Fees	-	-
(c) Tax Fees (2)	8,000	8,000
(d) All Other Fees	-	-

(1) Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax Fees consist of tax compliance services for the registrant. These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

(e)(1) Audit Committee’s Pre-Approval Policies

The registrant’s audit committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

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(e)(2) Percentages of Services Approved by the Audit Committee

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	2016	2015
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	100%	0%
(d) All Other Fees	N/A	N/A

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Dionisio D’Aguilar and Kevin McTavish.

Item 6. Schedule of Investments.

Schedule of investments is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s proxy voting policies and procedures is filed as an exhibit hereto.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium Investment & Acquisition Company Inc., 301 Winding Road, Old Bethpage, New York 11804.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Tme Served	Principal Occupations(s) During the Past 5 Years	Nunber of Portfolios in Find Complex(d) Overseen by Director	Other Directorships Held by Director During the Past 5 Years
David H. lesser 301 Winding Road, Old Bethpage, NY, 11804 50	Interested Director(d), Chairman, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners LP since 1995	1	Chairman of Power REIT (NYSE MKT: PW); Director of elab Incubator and Student Agencies Foundation

(a)(2) Mr. David H. Lesser is not currently primarily responsible for the day-to-day management of the portfolio of any other account. However, the employees and officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively. The employees and officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant. This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3) The Board has approved that Mr. David H. Lesser receive $10,000 per month as base compensation and is eligible for incentive compensation as determined by the Compensation Committee. On April 12, 2016, the Board approved a bonus for David Lesser in the amount of $120,000.

(a)(4) For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2016:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David H. Lesser	Over $100,000	N/A

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

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Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
March 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
March 14, 2017

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